Leases - Summary of Maturity of Operating Lease Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2022	¥ 1,080,579	$ 169,566
2023	711,673	111,677
2024	379,318	59,523
2025	188,455	29,573
2026	59,163	9,284
Thereafter	1,067	168
Total future lease payments	2,420,255	379,791
Less: imputed interest	(206,665)	(32,430)
Total operating lease liabilities	¥ 2,213,590	$ 347,361	¥ 1,466,472